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                        Inflation-Indexed Securities Fund

                                  ANNUAL REPORT
                                October 31, 1998

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998

Principal
 Amount                                                                 Value
---------                                                           -----------
              U.S. TREASURY NOTES AND BONDS (91.2%)
$2,335,872    3.375%, 1/15/2007.............................        $ 2,297,190
 1,494,622    3.625%, 7/15/2002.............................          1,493,681
 4,702,917    3.625%, 1/15/2008.............................          4,694,076
 3,002,374    3.625%, 4/15/2028.............................          3,004,235
                                                                    -----------
                       Total U.S. Treasury Notes and Bonds
                         (identified cost $11,456,201) .....         11,489,182
                                                                    -----------

              CANADIAN GOVERNMENT NOTES (4.1%)
              4.250%, 12/1/2026
CAD780,765    (identified cost $517,377)....................            515,983
                                                                    -----------
              TENNESSEE VALLEY AUTHORITY NOTES (2.4%)
              3.375%, 1/7/2015
   309,387    (identified cost $300,292)....................            295,947
                                                                    -----------

   200,000    REPURCHASE AGREEMENT (1.6%)
              J.P. Morgan & Co., 5.30%, 11/2/98
                (Agreement  dated  10/30/98
                   collateralized  by  $184,000
                   Treasury Notes 7.875%,  due
                   8/15/2001;  $200,087 to be
                   received upon maturity)
                   (identified cost $200,000)...............            200,000
                                                                    -----------

TOTAL INVESTMENTS
  (identified cost $12,473,870) (a)................      99.3%       12,501,112
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ....       0.7            92,732
                                                        -----       -----------
NET ASSETS ........................................     100.0%      $12,593,844
                                                        =====       ===========

----------
(a)The aggregate cost for federal income tax purposes is $ 12,502,293, the aggregate gross unrealized appreciation is $31,178, and the aggregate gross unrealized depreciation is $32,359, resulting in net unrealized depreciation of $1,181.

CAD Canadian dollars

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

ASSETS:
  Investments in securities, at value
    (identified cost $12,473,870) (Note 1).......................   $12,501,112
  Cash (including $2,668 in foreign currency)....................        68,503
  Receivables for:
    Interest ....................................................       107,124
    Fund shares sold.............................................        15,123
                                                                    -----------
         Total Assets ...........................................    12,691,862
                                                                    -----------
LIABILITIES:
  Payable for:
    Administrative fee (Note 2)..................................         1,082
    Fund shares purchased........................................        90,495
    Expense payment fee (Note 2).................................         5,685
    Forward foreign currency exchange
      contracts sold (Note 1)....................................           756
                                                                    -----------
         Total Liabilities ......................................        98,018
                                                                    -----------
NET ASSETS ......................................................   $12,593,844
                                                                    ===========

Net Assets Consist of:
    Paid-in capital .............................................   $13,141,583
    Undistributed net investment income .........................        45,127
    Accumulated net realized loss ...............................      (619,329)
    Net unrealized appreciation .................................        26,463
                                                                    -----------
Net Assets.......................................................   $12,593,844
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
    ($12,593,844 / 1,322,867 shares).............................         $9.52
                                                                          =====

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998

INVESTMENT INCOME:
    Income:
       Interest .................................................      $633,240
                                                                       --------
    Expenses:
       Expense payment fee (Note 2) .............................        67,847
       Administrative fee (Note 2) ..............................        12,337
                                                                       --------
          Total Expenses ........................................        80,184
                                                                       --------
          Net Investment Income .................................       553,056
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
       Net realized gain on investments and
         foreign exchange transactions ..........................        25,456

       Net change in unrealized appreciation
         on investments and foreign currency
         translations ...........................................        24,847
                                                                       --------
           Net Realized and Unrealized Gain .....................        50,303
                                                                       --------
       Net Increase in Net Assets Resulting
         from Operations ........................................      $603,359
                                                                       ========

                        See Notes to Financial Statements

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                 For the years ended October 31,
                                                 -------------------------------
                                                   1998                  1997
                                                 ---------            ----------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income.................    $ 553,056             $ 723,423
      Net realized gain (loss)
         on investments and
         foreign exchange transactions......       25,456              (135,361)
      Net change in unrealized
         appreciation (depreciation)
         on investments and foreign
         currency translation...............       24,847              (102,654)
                                               ----------           -----------
         Net increase in net assets
            resulting from operations ......      603,359               485,408
                                               ----------           -----------
  Dividends declared (Note 1):
      From net investment income ...........     (547,932)             (721,857)
                                               ----------           -----------
  Capital stock transactions (Note 4):
    Net proceeds from sales of
      capital stock.........................    3,457,484             9,346,679
    Net asset value of capital stock
      issued to shareholders
      in reinvestment of dividends
      and distributions ....................       80,808               442,542
    Net cost of capital stock redeemed......   (4,743,666)          (12,629,700)
                                               ----------           -----------
     Net decrease in net assets
       resulting from capital
       stock transactions ..................   (1,205,374)           (2,840,479)
                                               ----------           -----------
        Total decrease in net assets........   (1,149,947)           (3,076,928)

NET ASSETS:
  Beginning of year.........................   13,743,791            16,820,719
                                               ----------           -----------
  End of year (including undistributed net
      investment income of $45,127 and
      $40,018, respectively)................  $12,593,844           $13,743,791
                                              ===========           ===========

                        See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year


                                                                         For the years ended October 31,
                                                             -----------------------------------------------------
                                                              1998         1997        1996       1995       1994
                                                             ------       ------      ------     ------     ------
Net asset value, beginning of year......................    $ 9.51       $ 9.67      $ 9.76      $ 9.37     $10.17

Income from investment operations:
  Net investment income.................................      0.45         0.48        0.55        0.54       0.52
  Net realized and unrealized gain (loss)...............      0.01        (0.16)      (0.09)       0.39      (0.74)

Less dividends and distributions (Note 1):
  From net investment income............................     (0.45)       (0.48)      (0.55)      (0.54)     (0.52)
  Net realized gains ...................................       --           --          --          --       (0.05)
  In excess of net realized gains.......................       --           --          --          --       (0.01)
                                                            ------       ------      ------      ------     ------
Net asset value, end of year............................    $ 9.52       $ 9.51      $ 9.67      $ 9.76     $ 9.37
                                                            ======       ======      ======      ======     ======
Total Return............................................      4.98%(1)     3.40%(1)    4.88%(1)   10.26%(1)  (2.23)%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted).............   $12,594      $13,744     $16,821     $10,830    $10,328
  Expenses as a percentage of average
    net assets..........................................      0.65%(1)     0.73%(1)    0.85%(1)    0.85%(1)   0.85%
  Ratio of net investment income
    to average net assets...............................      4.48%        4.99%       5.73%       5.66%      5.29%
  Portfolio turnover rate...............................       305%         372%        114%        228%       129%

--------------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:


      Ratio of expenses to average net assets...........       1.15%       1.24%       1.40%      1.40%      1.46%
      Total return......................................       4.45%       2.89%       4.33%      9.71%     (2.84)%

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1998, 1997, 1996 and 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.15%, 1.26%, 1.42% and 1.43%, respectively.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income and net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)

      Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1998, the Fund incurred $12,337 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the year ended October 31, 1998, 59 Wall Street Administrators, Inc. incurred $141,797 in expenses, including investment advisory fees of $30,843 and shareholder servicing/eligible institution fees of $30,843, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 2000.

      3. Investment Transactions. For the year ended October 31, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $34,693,826 and $34,894,439, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $3,684 as a result of an expense offset arrangement with the Fund's custodian.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                              For the years ended October 31,
                                              ------------------------------
                                                  1998              1997
                                               ---------        ------------
   Capital stock sold .......................   367,554              979,948
   Capital stock issued in connection
       with reinvestment of dividends .......     8,593               46,533
   Capital stock repurchased ................  (498,991)          (1,320,039)
                                               ---------        ------------
   Net decrease .............................  (122,844)            (293,558)
                                               =========        ============

      5. Financial Instruments with Off-Balance Sheet Risk. At October 31, 1998, the Inflation-Indexed Securities Fund had outstanding forward currency contracts as a hedge to protect against possible changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears risk of an unfavorable change in the foreign exchange rate underlying the forward contracts.

      Forward foreign currency exchange contracts open at October 31, 1998:

                     Contracts      In Exchange       Deliver       Unrealized
                     to deliver         For            Date        Depreciation
                     ----------     -----------      --------      ------------
            CAD       813,103         $526,195        12/2/98           $756
                                                                        ----

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Inflation-Indexed Securities Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 11, 1998

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1998.

Inflation-Indexed Securities Fund

      For the year ending October 31, 1998 US interest rates declined 60-140 basis points. The main investment theme for 1998 was a global repricing of risk. The US bond market became the main beneficiary of the risk reduction. Throughout the year, the higher yielding higher risk markets came under strong selling pressure. Also benefiting the bond market was a slow down in global growth, a weakening in global commodity prices, and a decline in inflation. All of these factors provided strong support for the bond market, which closed the fiscal year with the long bond yielding 5.23%

      The portfolio finished the fiscal year with a 12-month return of 4.98% outperforming the inflation-linked index, which returned 4.76%. Contributing to the return were security selection, international investing, and a repeatable yield curve trading strategy that took advantage of supply imbalances.

      We continue to be very optimistic on inflation indexed securities. The securities are currently trading at very low break-even inflation levels. At these levels the securities represent very cheap insurance against rising inflation. Historically, no other fixed income security has offered the real return protections that inflation indexed securities are currently offering. Although with falling oil and commodity prices investors are asking why they should be interested in inflation protection, we feel strongly that they will be rewarded in the long run. One of the continuing factors influencing TIPS performance should be Federal Reserve policy. If the Federal Reserve continues to lower interest rates they are reducing the risk of recession and increasing the risk of inflation, both of the factors should increase the attractiveness and performance of inflation linked securities.

               Inflation-Indexed Securities Fund Growth of $10,000

[The following information was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                  Total Return
--------------------------------------------------------------------------------
One Year                           Five Years                       Inception
 Ended                               Ended                          to 10/31/98
10/31/98                            10/31/98                        (Annualized)
                                  (Annualized)
--------------------------------------------------------------------------------
 4.98%                                4.18%                             4.75%
--------------------------------------------------------------------------------

                Inflation-Indexed       Three Year
  Date           Securities Fund*      Treasury Note     SB Inflation Index**
 ------         ------------------     -------------     --------------------
 1/31/93             $10,313              $10,347              $12,392
 2/28/93             $10,467              $10,478              $12,222
 3/31/93             $10,485              $10,518              $12,307
 4/30/93             $10,568              $10,598              $12,372
 5/31/93             $10,526              $10,547              $12,333
 6/30/93             $10,650              $10,664              $12,448
 7/31/93             $10,671              $10,682              $12,487
 8/31/93             $10,791              $10,805              $12,511
 9/30/93             $10,823              $10,840              $12,647
10/31/93             $10,839              $10,857              $12,714
11/30/93             $10,804              $10,842              $12,656
12/31/93             $10,817              $10,890              $12,720
 1/31/94             $10,916              $10,969              $12,709
 2/28/94             $10,797              $10,853              $12,702
 3/31/94             $10,627              $10,733              $12,747
 4/30/94             $10,533              $10,654              $12,830
 5/31/94             $10,538              $10,659              $12,866
 6/30/94             $10,539              $10,674              $12,926
 7/31/94             $10,667              $10,788              $12,948
 8/31/94             $10,691              $10,822              $13,226
 9/30/94             $10,605              $10,741              $13,249
10/31/94             $10,596              $10,767
11/30/94             $10,531              $10,694
12/31/94             $10,561              $10,717
 1/31/95             $10,714              $10,902
 2/28/95             $10,899              $11,089
 3/31/95             $10,952              $11,150
 4/30/95             $11,072              $11,269
 5/31/95             $11,348              $11,547
 6/30/95             $11,412              $11,603
 7/31/95             $11,413              $11,620
 8/31/95             $11,507              $11,699
 9/30/95             $11,584              $11,762
10/31/95             $11,683              $11,889
11/30/95             $11,807              $12,026
12/31/95             $11,911              $12,143
 1/31/96             $11,995              $12,253
 2/29/96             $11,901              $12,149
 3/31/96             $11,837              $12,098
 4/30/96             $11,798              $12,064
 5/31/96             $11,791              $12,067
 6/30/96             $11,893              $12,176
 7/31/96             $11,926              $12,213
 8/31/96             $11,933              $12,239
 9/30/96             $12,066              $12,387
10/31/96             $12,253              $12,575
11/29/96             $12,383              $12,699
12/31/96             $12,325              $12,652
 1/31/97             $12,383              $12,708
 2/28/97             $12,392              $12,718
 3/31/97             $12,259              $12,675
 4/30/97             $12,351              $12,798
 5/30/97             $12,384              $12,890
 6/30/97             $12,372              $13,000
 7/31/97             $12,498              $13,208
 8/31/97             $12,506              $13,183
 9/30/97             $12,527              $13,328
10/31/97             $12,670              $13,448
11/30/97             $12,723              $13,473
12/31/97             $12,607              $13,581
 1/31/98             $12,701              $13,764
 2/28/98             $12,701              $13,739
 3/31/98             $12,711              $13,786
 4/30/98             $12,840              $13,841
 5/31/98             $12,888              $13,922
 6/30/98             $12,943              $13,998
 7/31/98             $12,986              $14,072
 8/31/98             $13,017              $14,397
 9/30/98             $13,259              $14,616
10/31/98             $13,301              $14,670
--------------------------------------------------------------------------------
Inflation-Indexed Securities Fund*     Three Year Treasury Note
SB Inflation Linked Securities Index**
--------------------------------------------------------------------------------
            *  net of fees and expenses

            ** The Salomon Brothers Inflation Linked
               Securities Index started 2/28/97. Therefore, for performance purposes the starting point used is the same amount as the Fund.

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.